Exhibit 4.2
EXECUTION COPY
FIRST AMENDMENT TO ADMINISTRATION AGREEMENT
     THIS FIRST AMENDMENT TO ADMINISTRATION AGREEMENT (this “Amendment”), dated as of May 18, 2009, between FIRST NATIONAL MASTER NOTE TRUST, a statutory trust organized and existing under the laws of the State of Delaware (“Issuer”) and FIRST NATIONAL BANK OF OMAHA, a national banking association, as administrator (“Administrator”), acknowledged and accepted by FIRST NATIONAL FUNDING LLC, a Nebraska limited liability company, as transferor (the “Transferor”) and consented to by the Consent Parties (as defined below), amends the Administration Agreement, dated as of October 24, 2002 (the “Agreement”), between Issuer and Administrator and acknowledged and accepted by Transferor. Any capitalized term used herein but not herein defined shall have the meaning assigned to it in the Agreement or the related Note Purchase Agreement, as applicable.
     WHEREAS, the parties hereto desire to amend the Agreement to make certain specified changes below;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
     SECTION 1. DEFINED TERMS
     “Consent Party” or “Consent Parties” means:
     (i) in the singular form, any of the following: (a) Wilmington Trust Company, a Delaware banking corporation, in its individual capacity pursuant to Section 11 of the Agreement (“Wilmington”), (b) Ranger Funding Company LLC, a Delaware limited liability company, as Class A Conduit Investor under the VFN Series 2004-1 Class A Note Purchase Agreement (“Ranger”), (c) Bank of America, N.A., a national banking association, in its capacity as funding agent for the Class A Investors, in its capacity as Administrator and in its capacity as Class A Alternate Investor under the VFN Series 2004-1 Class A Note Purchase Agreement (“BofA”), (d) Falcon Asset Securitization Company LLC, a Delaware corporation, as a CP Vehicle under the VFN Series 2008-2 Class A Note Purchase Agreement (“Falcon”), (e) Park Avenue Receivables Company, LLC, a Delaware corporation, as a CP Vehicle under the VFN Series 2008-2 Class A Purchase Agreement (“Park Avenue”), (f) JPMorgan Chase Bank, N.A., in its capacity as an APA Bank, in its capacity as Administrator and as the Funding Agent under the VFN Series 2008-2 Class A Note Purchase Agreement (“JPMorgan”), (g) Amsterdam Funding Corporation, a Delaware corporation, as a CP Vehicle under the VFN Series 2008-3 Class A Note Purchase Agreement (“Amsterdam”), (h) Windmill Funding Corporation, a Delaware corporation, as a CP Vehicle under the VFN Series 2008-3 Class A Note Purchase Agreement (“Windmill”), (i) The

Royal Bank of Scotland plc, in its capacity as Administrator, in its capacity as an APA Bank and in its capacity as Funding Agent under the VFN Series 2008-3 Class A Note Purchase Agreement (“RBS”), (j) First National Bank of Omaha, as 100% holder of First National Master Note Trust VFN Series 2004-1 Class B Notes, Class C Notes and the Class D Notes, respectively, pursuant to the related VFN Series 2004-1 Subordinated Note Purchase Agreement (the “VFN Series 2004-1 Subordinated Noteholder”), (k) First National Bank of Omaha, as the 100% holder of the First National Master Note Trust VFN Series 2008-2 Class B Notes, Class C Notes and Class D Notes, respectively, under the related VFN Series 2008-2 Subordinated Note Purchase Agreement (the “VFN Series 2008-2 Subordinated Noteholder”) and (1) First National Bank of Omaha, as the 100% holder of the First National Master Note Trust VFN Series 2008-3 Class B Notes, Class C Notes and Class D Notes, respectively, under the related VFN Series 2008-3 Subordinated Note Purchase Agreement (the “VFN Series 2008-3 Subordinated Noteholder”); and
     (ii) in the plural form, Wilmington, Ranger, BofA, Falcon, Park Avenue, JPMorgan, Amsterdam, Windmill, RBS, the VFN Series 2004-1 Subordinated Noteholder, the VFN Series 2008-2 Subordinated Noteholder and the VFN Series 2008-3 Subordinated Noteholder.
     “Note Purchase Agreement” means, as the context dictates, any of: (i) VFN Series 2004-1 Class A Note Purchase Agreement, (ii) VFN Series 2004-1 Class B Note Purchase Agreement, (iii) VFN Series 2004-1 Class C Note Purchase Agreement, (iv) VFN Series 2004-1 Class D Note Purchase Agreement, (v) VFN Series 2008-2 Class A Note Purchase Agreement, (vi) VFN Series 2008-2 Class B Note Purchase Agreement, (vii) VFN Series 2008-2 Class C Note Purchase Agreement, (viii) VFN Series 2008-2 Class D Note Purchase Agreement, (ix) VFN Series 2008-3 Class A Note Purchase Agreement, (x) VFN Series 2008-3 Class B Note Purchase Agreement, (xi) VFN Series 2008-3 Class C Note Purchase Agreement and (xii) VFN Series 2008-3 Class D Note Purchase Agreement.
     “VFN Series 2004-1 Class A Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement dated as of June 27, 2008, among The Bank of New York Mellon Trust Company, N.A, formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, individually and as Servicer, Ranger, BofA and other financial institutions from time to time parties thereto as Class A Alternate Investors.
     “VFN Series 2008-2 Class A Note Purchase Agreement” means the Note Purchase Agreement dated as of October 8, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, individually and as Servicer, Falcon, Park Avenue and JPMorgan.
     “VFN Series 2008-3 Class A Note Purchase Agreement” means the Note Purchase Agreement dated as of November 7, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National

Bank of Omaha, individually and as Servicer, Amsterdam, Windmill, RBS and the other financial institutions from time to time parties thereto as APA Banks, as amended.
     “VFN Series 2004-1 Class A Notes” means First National Master Note Trust VFN Series 2004-1 Class A Asset Backed Notes issued pursuant to the Amended and Restated Indenture Supplement, dated as of June 27, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N..A.), as Indenture Trustee.
     “VFN Series 2004-1 Class B Notes” means First National Master Note Trust VFN Series 2004-1 Class B Asset Backed Notes issued pursuant to the Amended and Restated Indenture Supplement, dated as of June 27, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N..A.), as Indenture Trustee.
     “VFN Series 2004-1 Class C Notes” means First National Master Note Trust VFN Series 2004-1 Class C Asset Backed Notes issued pursuant to the Amended and Restated Indenture Supplement, dated as of June 27, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N..A.), as Indenture Trustee.
     “VFN Series 2004-1 Class D Notes” means First National Master Note Trust VFN Series 2004-1 Class D Asset Backed Notes issued pursuant to the Amended and Restated Indenture Supplement, dated as of June 27, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N..A.), as Indenture Trustee.
     “VFN Series 2008-2 Class A Notes” means First National Master Note Trust VFN Series 2008-2 Class A Asset Backed Notes issued pursuant to the VFN Series 2008-2 Indenture Supplement, dated as of October 8, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-2 Class B Notes” means First National Master Note Trust VFN Series 2008-2 Class B Asset Backed Notes issued pursuant to the VFN Series 2008-2 Indenture Supplement, dated as of October 8, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-2 Class C Notes” means First National Master Note Trust VFN Series 2008-2 Class C Asset Backed Notes issued pursuant to the VFN Series 2008-2 Indenture Supplement, dated as of October 8, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-2 Class D Notes” means First National Master Note Trust VFN Series 2008-2 Class D Asset Backed Notes issued pursuant to the VFN Series 2008-2 Indenture Supplement, dated as of October 8, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

     “VFN Series 2008-3 Class A Notes” means First National Master Note Trust VFN Series 2008-3 Class A Asset Backed Notes issued pursuant to the VFN Series 2008-3 Indenture Supplement, dated as of November 7, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-3 Class B Notes” means First National Master Note Trust VFN Series 2008-3 Class B Asset Backed Notes issued pursuant to the VFN Series 2008-3 Indenture Supplement, dated as of November 7, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-3 Class C Notes” means First National Master Note Trust VFN Series 2008-3 Class C Asset Backed Notes issued pursuant to the VFN Series 2008-3 Indenture Supplement, dated as of November 7, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2008-3 Class D Notes” means First National Master Note Trust VFN Series 2008-3 Class D Asset Backed Notes issued pursuant to the VFN Series 2008-3 Indenture Supplement, dated as of November 7, 2008, between First National Master Note Trust and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee.
     “VFN Series 2004-1 Subordinated Note Purchase Agreement” or “VFN Series 2004-1 Subordinated Note Purchase Agreements” means:
     (i) in the singular form, any of the following: (a) the Note Purchase Agreement dated as of June 27, 2008, among The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2004-1 Subordinated Noteholder, as the Class B Noteholder (the “VFN Series 2004-1 Class B Note Purchase Agreement”), (b) the Note Purchase Agreement dated as of June 27, 2008, among The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2004-1 Subordinated Noteholder, as the Class C Noteholder, (the “VFN Series 2004-1 Class C Note Purchase Agreement”) and (c) the Note Purchase Agreement dated as of June 27, 2008, among The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.),, as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2004-1 Subordinated Noteholder, as the Class D Noteholder, as amended (the “VFN Series 2004-1 Class D Note Purchase Agreement”); and
     (ii) in the plural form, the VFN Series 2004-1 Class B Note Purchase Agreement, the VFN Series 2004-1 Class C Note Purchase Agreement and the VFN Series 2004-1 Class D Note Purchase Agreement.

     “VFN Series 2008-2 Subordinated Note Purchase Agreement” or “VFN Series 2008-2 Subordinated Note Purchase Agreements” means:
     (i) in the singular form, any of the following: (a) the Note Purchase Agreement dated as of October 8, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-2 Subordinated Noteholder, as the Class B Noteholder, as amended (the “VFN Series 2008-2 Class B Note Purchase Agreement”), (b) the Note Purchase Agreement dated as of October 8, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-2 Subordinated Noteholder, as the Class C Noteholder, as amended, (the “VFN Series 2008-2 Class C Note Purchase Agreement”) and (c) the Note Purchase Agreement dated as of October 8, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-2 Subordinated Noteholder, as the Class D Noteholder, as amended (the “VFN Series 2008-2 Class D Note Purchase Agreement”); and
     (ii) in the plural form, the VFN Series 2008-2 Class B Note Purchase Agreement, the VFN Series 2008-2 Class C Note Purchase Agreement and the VFN Series 2008-2 Class D Note Purchase Agreement.
     “VFN Series 2008-3 Subordinated Note Purchase Agreement” or “VFN Series 2008-3 Subordinated Note Purchase Agreements” means
     (i) in the singular form, any of the following: (a) the Note Purchase Agreement dated as of November 7, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-3 Subordinated Noteholder, as the Class B Noteholder, as amended (the “VFN Series 2008-3 Class B Note Purchase Agreement”), (b) the Note Purchase Agreement dated as of November 7, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-3 Subordinated Noteholder, as the Class C Noteholder, as amended, (the “VFN Series 2008-3 Class C Note Purchase Agreement”) and (c) the Note Purchase Agreement dated as of November 7, 2008, among The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, First National Funding LLC, as Transferor, First National Bank of Omaha, as Servicer, and the VFN Series 2008-3 Subordinated Noteholder, as the Class D Noteholder, as amended (the “VFN Series 2008-3 Class D Note Purchase Agreement”); and
     (ii) in the plural form, the VFN Series 2008-3 Class B Note Purchase Agreement, the VFN Series 2008-3 Class C Note Purchase Agreement and the VFN Series 2008-3 Class D Note Purchase Agreement.

     SECTION 2. AMENDMENT. Section 1(b) of the Agreement is hereby amended by adding clause (vi) as follows:
     (vi) With respect to any Class of Notes which are “eligible collateral” under the Federal Reserve Bank of New York’s Term Asset Backed Loan Facility (“TALF”), the Administrator is hereby authorized, on behalf of the Issuer, to prepare, negotiate, execute and deliver to the appropriate persons any certifications, undertakings, notices, authorizations, agreements or other written instruments of any kind required, or that it deems advisable, to be provided by the Issuer under TALF or required to be provided by the Issuer by the underwriters for the related Class of Notes, any underwriters acting as “primary dealers” under TALF for the related Class of Notes, the accountants providing the auditor’s attestation under TALF or any other person.
     SECTION 3. REPRESENTATIONS AND WARRANTIES OF RANGER AND BOFA. (a) Each of Ranger and BofA hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that Ranger is the sole Class A Investor and neither of them has assigned, sold or otherwise transferred, all or any portion of the VFN Series 2004-1 Class A Notes or its rights and obligations under the VFN Series 2004-1 Class A Note Purchase Agreement to any Class A Alternate Investor, Conduit Assignee, Participant or any other Person.
     (b) BofA hereby represents and warrants to the Administrator, Owner Trustee and the Transferor that (i) it is 100% holder of the VFN Series 2004-1 Class A Notes, (ii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2004-1 Class A Notes or its rights and obligations under the VFN Series 2004-1 Class A Note Purchase Agreement to any Class A Conduit Investor, Class A Alternate Investor, Conduit Assignee, Participant or any other Person and (iii) it is the Majority Noteholder.
     SECTION 4. REPRESENTATIONS AND WARRANTIES OF FALCON, PARK AVENUE AND JPMORGAN. (a) Each of Falcon, Park Avenue and JPMorgan hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that Falcon and Park Avenue are the sole Class A Investors and none of them has assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-2 Class A Notes or its rights and obligations under the VFN Series 2008-2 Class A Note Purchase Agreement to any APA Bank, Support Provider, affiliate of JPMorgan, Conduit Assignee, Participant or any other Person.
     (b) JPMorgan hereby represents and warrants to the Administrator, Owner Trustee and the Transferor that (i) it is 100% holder of the VFN Series 2008-2 Class A Notes, (ii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-2 Class A Notes or its rights and obligations under the VFN Series 2008-2 Class A Note Purchase Agreement to any APA Bank, Support Provider, affiliate, Conduit Assignee, Participant or any other Person and (iii) it is the Majority Noteholder.
     SECTION 5. REPRESENTATIONS AND WARRANTIES OF AMSTERDAM, WINDMILL AND RBS. (a) Each of Amsterdam, Windmill and RBS hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that Amsterdam and Windmill are the sole Class A Investors under the VFN Series 2008-3 Class A Note Purchase

Agreement and none of them has assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-3 Class A Notes or its rights and obligations under the VFN Series 2008-3 Class A Note Purchase Agreement to any CP Vehicle, APA Bank, Conduit Assignee, Participant or any other Person.
     (b) RBS hereby represents and warrants to the Administrator, Owner Trustee and the Transferor that (i) it is 100% holder of the VFN Series 2008-3 Class A Notes, (ii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-3 Class A Notes or its rights and obligations under the VFN Series 2008-3 Class A Note Purchase Agreement to any CP Vehicle, APA Bank, Conduit Assignee, Participant or any other Person and (iii) it is the Majority Noteholder.
     (c) Capitalized terms used in this Section and not defined in this Amendment shall have the meanings assigned to such terms in the VFN Series 2008-3 Class A Note Purchase Agreement.
     SECTION 6. REPRESENTATIONS AND WARRANTIES OF VFN SERIES 2004-1 SUBORDINATED NOTEHOLDER. The VFN Series 2004-1 Subordinated Noteholder hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that (a) it is the 100% holder of the VFN Series 2004-1 Class B Notes, the VFN Series 2004-1 Class C Notes and the VFN Series 2004-1 Class D Notes (collectively, the “VFN Series 2004-1 Subordinated Notes”), (b) it is the Majority Noteholder under each of the VFN Series 2004-1 Subordinated Note Purchase Agreements and (iii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2004-1 Subordinated Notes.
     SECTION 7. REPRESENTATIONS AND WARRANTIES OF VFN SERIES 2008-2 SUBORDINATED NOTEHOLDER. The VFN Series 2008-2 Subordinated Noteholder hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that (a) it is the 100% holder of the VFN Series 2008-2 Class B Notes, the VFN Series 2008-2 Class C Notes and the VFN Series 2008-2 Class D Notes (collectively, the “VFN Series 2008-2 Subordinated Notes”), (b) it is the Majority Noteholder under each of the VFN Series 2008-2 Subordinated Note Purchase Agreements and (iii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-2 Subordinated Notes.
     SECTION 8. REPRESENTATIONS AND WARRANTIES OF VFN SERIES 2008-3 SUBORDINATED NOTEHOLDER. The VFN Series 2008-3 Subordinated Noteholder hereby represents and warrants to the Administrator, the Owner Trustee and the Transferor that (a) it is the 100% holder of the VFN Series 2008-3 Class B Notes, the VFN Series 2008-3 Class C Notes and the VFN Series 2008-3 Class D Notes (collectively, the “VFN Series 2008-3 Subordinated Notes”), (b) it is the Majority Noteholder under each of the VFN Series 2008-3 Subordinated Note Purchase Agreements and (iii) it has not assigned, sold or otherwise transferred, all or any portion of the VFN Series 2008-3 Subordinated Notes.
     SECTION 9. EFFECTIVENESS. This Amendment shall become effective as of the date first set above.

     SECTION 10. LIMITATION ON THE LIABILITY OF OWNER TRUSTEE. Except with respect to its Consent to this Amendment which is in its individual capacity pursuant to Section 11 of the Agreement, this Amendment has been signed by Wilmington Trust Company on behalf of the Issuer, not in its individual capacity, but solely in its capacity as Owner Trustee of Issuer. In no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder, as to which all recourse shall be had solely to the assets of the Issuer. For all purposes of this Amendment, in the performance of any duties or obligations hereunder, Owner Trustee ( as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.
     SECTION 11. MISCELLANEOUS. (a) As herein amended, the Agreement (as so amended, the “Amended Agreement”), shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Agreement to “the Agreement,” “this Agreement,” “hereof” “hereto” or words of similar import shall in each case be deemed to refer to the Amended Agreement.
     (b) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
     (c) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEBRASKA, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date hereof.

FIRST NATIONAL MASTER NOTE TRUST,
as Issuer
By	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee
/s/ Jennifer A. Luce
Name Jennifer A. Luce
Title Assistant Vice President

FIRST NATIONAL BANK OF OMAHA, as Administrator
By	/s/ Timothy D. Hart
Timothy D. Hart
Senior Vice President

Acknowledged and accepted: FIRST NATIONAL FUNDING LLC, as Transferor By First National Funding Corporation, as Managing Member
By	/s/ Karlyn M. Knieriem
Karlyn M. Knieriem
Senior Vice President

CONSENT
     The undersigned hereby consents to the Amendment set forth above. Signed this 18th day of May, 2009.

WILMINGTON TRUST COMPANY
By:	/s/ Jennifer A. Luce
	Name:	Jennifer A. Luce
	Title:	Assistant Vice President

RANGER FUNDING COMPANY LLC
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Steven Maysonet
	Name:	Steven Maysonet
	Title:	Vice President

FALCON ASSET SECURITIZATION COMPANY LLC
By:	/s/ Scott Cornelis
	Name:	Scott Cornelis
	Title:	Vice President

PARK AVENUE RECEIVABLES COMPANY, LLC
By:	/s/ Scott Cornelis
	Name:	Scott Cornelis
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Scott Cornelis
	Name:	Scott Cornelis
	Title:	Vice President

AMSTERDAM FUNDING CORPORATION
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

WINDMILL FUNDING CORPORATION
By:	/s/ Bernard J. Angelo
	Name:	Bernard J. Angelo
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC By: RSB Securities, Inc., as agent
By:	/s/ David Viney
	Name:	David Viney
	Title:	Managing Director

FIRST NATIONAL BANK OF OMAHA, as VFN Series 2004-1 Subordinated Noteholder, as VFN Series 2008-2 Subordinated Noteholder and as VFN Series 2008-3 Subordinated Noteholder
By:	/s/ Timothy D. Hart
	Name:	Timothy D. Hart
	Title:	Senior Vice President